Business Update January 8 - 9, 2015 EXHIBIT 99.1

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2013 Forms 10-K and 2014 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Overview • Long-Term Growth Update • Summary

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits DTE’s earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects ~80% of total earnings ~20% of total earnings

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our business strategy is fundamental to how we create value for our investors 5  Utility growth plan driven by infrastructure investments  Strategic, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  60% – 70% dividend payout target and strong BBB credit rating

DTE has consistently delivered total shareholder return above the peer average * As of December 31, 2014 Source: Thomson Reuters DTE Energy’s Total Shareholder Return Percentile Ranking Among S&P 500 Utilities 4th Quartile 3rd Quartile 2nd Quartile 1st Quartile 6 77% 90% 87% 1 YR 3 YR 5 YR

Our strong earnings growth opportunities coupled with our contingency planning gives us confidence in our ability to deliver 5% – 6% operating EPS* growth Utility Earnings Growth Non-Utility Earnings Growth DTE Earnings Growth Share Dilution Contingency DTE EPS Growth Non-Utilities 5% - 7% 5% - 6% Utilities * Reconciliation to GAAP reported earnings included in the appendix 10% - 15% 7% - 8% Operating Earnings Growth Operating EPS Growth 7

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to delivering 5% to 6% operating EPS* growth $2.83 $3.33 $3.64 $3.75 $3.94 $4.09 $2.12 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend (Annualized) Actuals Forecast 8

9 • Overview • Long-Term Growth Update • Summary

Michigan’s regulatory environment is viewed as very constructive; we work hard to earn this every day Source: Standard & Poor’s, January 2014 MI 10

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 70% DTE 0% Avg. 25% 71% DTE -6% Avg. 13% 2008 to 2013 Change in O&M Costs Electric Industry Peers* Gas Industry Peers** 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Successfully offset ~$300 million of inflation from 2008 to 2013 11

DTE will be transforming its generation mix by replacing coal with natural gas and renewables

DTE Energy



What EPA is Doing
EPA
Policy



Generation Output
~20%
~10%
~70%
~20%
~50%
~30%
Nuclear / other
Gas / Renewables
Coal
2014
2030 Scenario*

* Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies

12

Our electric utility is investing $7.5 billion in three key areas through 2019 $5.7 billion Distribution infrastructure renewal Power plant reliability Compliance Gas plant acquisition Generation asset base renewal $1.4 billion $400 million $7.5 billion Targeting 5% - 6% growth Base Infrastructure New Generation Environmental Total 13

Generation replacement will significantly increase DTE Electric’s investment over the next 10 years DTE Electric Total Investment ~$7.5 ~$9.0 2015-2019 2020-2024 ~$6.0 2010-2014 New generation investment (billions) 14

DTE filed its electric rate case in December 2014 15 Plant additions Working capital O&M Sales / revenues Return and capital structure Other (millions) Electric Base Rate Increase Total rate increase • First electric general rate case in over 4 years • Anticipate self- implementation on or after July 1, 2015 • MPSC order expected by December 2015 • ROE request of 10.75% $414 $61 $21 $(34) $(96) $4 $370

Increase in filed electric rates are offset by surcharge reductions and securitization roll off

DTE Energy

Total percent rate change from 2013



Residential
~3%
New rates
Offsets
Impact
Commercial
~(7%)
New rates
Offsets
Impact
Large Industrial
~(18%)
New rates
Offsets
Impact
2015 general rates and cost of service implementation
2014 surcharge reductions and 2015 securitization roll-off
Total rate change from 2013 (%)

Since 2013…

- ✓ Commercial and large industrial customers have seen overall rate reductions
- ✓ Residential annual average rate increase of ~1.5% is less than inflation

16

Self implement general rates 3Q 2015 2015 will be a year of stepped up activity as we work through Michigan energy policy and electric rate cases 17 General rate case filed 4Q 2014 Cost of service rates filed 3Q 2014 Cost of service rates order 2Q 2015 Energy policy review 2014 2015 Legislation to take shape

Our gas utility is making $1.6 billion of reliability and infrastructure investments through 2019 Strengthen and expand infrastructure Main renewal, meter move-out and pipeline integrity Compression Targeting 7% - 8% growth Base Infrastructure Infrastructure Renewal Nexus Related Total $825 million $600 million $125 million ~$1.6 billion 18

Expanding to 160 miles per year by 2018 would reduce our planned main replacement cycle by approximately half

DTE Energy



Current Gas Renewal Plan (50 years)
~$80
~80 miles
Investment* (millions)
Miles
Acceleration
Proposed Gas Renewal Plan (25 years)
~$130
~160 miles
Investment* (millions)
Miles

Key Components of Expanded Infrastructure Recovery Mechanism (IRM) Filing**

- ✓ Increase annual investment ~$50 million beginning January 2016
- ✓ Ramp up to 160 miles of annual main replacement begins in 2016
- ✓ Proposed surcharge to begin July 2016

* Infrastructure recovery mechanism consists of main replacement, meter move-out and pipeline integrity
** Main replacement application filed with the MPSC on November 12, 2014

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Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Gathering System Bluestone Pipeline Utica Shale Michigan Gathering 20

Gas Storage & Pipelines platforms drive growth through new projects and expansions Pipeline Platform Gathering Platform Storage Platform 21 • Bluestone Pipeline • Millennium Pipeline • Vector Pipeline • Proposed NEXUS Pipeline • Bluestone Gathering • Michigan Gathering • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Understand and anticipate opportunities in new resource plays Leverage existing foundational assets and build out incremental projects Develop greenfield pipes in partnership with peer energy companies Use relationships in utility industry to develop demand for investments Growth Strategy

Expanding gathering footprint in the Marcellus shale • Executed agreement to expand relationship with Southwestern Energy in November 2014 ‒ Increases gathering area and assets by 50% ‒ Increases volumes on Bluestone lateral • Pace of gathering development may drive acceleration of earnings growth New York Pennsylvania Bluestone Lateral Bluestone In-field Gathering 22 Expanded gathering area Core gathering

NEXUS continues to move forward to bring Utica and Southwest Marcellus gas to Michigan, Chicago and Ontario markets • Agreements executed with LDC’s and several key shippers; additional discussions underway • Capacity 1.5 Bcf/day; scalable up to 2 Bcf/d • DTE’s expected investment is $700 million to $1 billion • Significant right of way and field work underway 2014 2015 2016 2017 2018 FERC approval process Right of way, field work, design, planning Construction Commercial operation FERC prefiling 12/2014 In service 4Q 2017 23

Vector Pipeline is evaluating expansion opportunities to provide increased capacity • Binding open season completed; discussions with key shippers are progressing • Goal of open season: ‒ Recontracting current capacity ‒ Incremental expansion opportunities • Expected in-service date 4Q 2017 DTE Gas DTE Storage Proposed NEXUS Pipeline Proposed expansion: looping and compression 24

Power & Industrial Projects (P&I) is focused in three key business lines across the country Industrial Energy Services Renewable Energy Reduced Emissions Fuel 25

Each business line is pursuing new opportunities contributing to P&I’s growth aspirations • On-site energy and utility services for industrial, commercial and institutional customers • Long-term growth from existing expansions, greenfield projects and acquisitions • Wood-fired power plants and landfill gas-to-energy • Long-term growth opportunities at existing sites and acquisitions • Projects reduce emissions from coal fired power plants • Eligible for federal tax credit • Significant cash flow over the next seven years Industrial Energy Services Renewable Energy Reduced Emissions Fuel Projects are supported by long-term contracts 26

• Overview • Long-Term Growth Update • Summary 27

Summary • Proven track record of premium returns • Targeting 5% to 6% operating EPS growth and parallel dividend growth • Constructive regulation, coupled with a focus on operational excellence and strong customer satisfaction, supports meaningful growth at the utilities • Utility growth driven by generation replacement and infrastructure renewal • Significant progress on development opportunities drives continued growth at non-utility businesses 28

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 29

Appendix 30

Our utilities continue to move toward best in class in customer satisfaction Source: JD Power JD Power Gas Utility Residential Gas Customer Satisfaction Ranking Midwest Region: Large Segment #1 2006 2012 2013 2014 G a s JD Power Electric Utility Residential Electric Customer Satisfaction Ranking Midwest Region: Large Segment 2006 2012 2014 2013 E lect ri c 2017 Goal 31

Michigan economic indicators highlight continued growth over the next few years 32 7.1% 13.4% 8.8% 7.4% 6.7% 6.5% 6.3% 6.1% 2007 2009 2013 2014E 2015E 2016E 2017E 2018E 420 366 408 414 423 429 435 442 2007 2009 2013 2014E 2015E 2016E 2017E 2018E (billons) 2,295 1,144 2,433 2,244 2,435 2,551 2,756 2,796 2007 2009 2013 2014E 2015E 2016E 2017E 2018E (000s) 18.7 6.8 15.1 15.8 17.8 19.8 22.4 23.2 2007 2009 2013 2014E 2015E 2016E 2017E 2018E (000s) Gross State Product Increased Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS

Michigan economy continues to improve Michigan most improved Pro-Business state AMERICAN ECONOMIC DEVELOPMENT INSTITUTE with Pollina Corp. Real Estate Michigan leads nation in manufacturing job growth Michigan is moving up in ranking of competitive states… …and continues to receive positive recognition Top 10 Competitive States of 2013 Rank State 1 Georgia 2 Tennessee 3 Texas 4 Louisiana 5 North Carolina 6 Michigan 2013 7 South Carolina 8 Kentucky Michigan 2012 rank #8 9 Ohio 10 Virginia Michigan 2011 rank #16 33

City of Detroit’s exit out of bankruptcy is a positive step toward economic recovery 34 • In December 2014, the City of Detroit exited out of Chapter 9 bankruptcy • Plan approved to cut substantial portion of city’s debt obligation and to invest into essential services • Mayor Duggan focused on improving city services, education and information technology “Detroit is poised to grow and thrive for the benefit of its residents and this state for many years to come.” --Governor Rick Snyder 12/10/14 “Already there are signs of progress.” --Wall Street Journal 11/10/14

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Source: MPSC website - www.michigan.gov/mpsc 35 Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate. • Commissioners are appointed to serve staggered six-year terms. • One commissioner is designated as chairman by the Governor. John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17

Recovery of DTE Gas capital investments will require periodic rate cases • Expect next general rate case filing in 2016/2017 • Target to keep annualized rate increases in low single digits Capital Investment and Recovery 2015 - 2019 Infrastructure recovery mechanism Base rates (depreciation) Customer growth / Continuous improvement Periodic rate cases Capital Investment Recovery Mechanism (billions) ~$1.6 36

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional) 0.6 Expansion #1 0.2 3Q 2014 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline 1.3 Potential expansion TBD 4Q 2017 Total Planned Capacity 1.3 + Proposed NEXUS Pipeline 1.5 2017 37

2008 – 2013 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)						EPS					
	2008	2009	2010	2011	2012	2013	2008	2009	2010	2011	2012	2013
DTE Energy Report Earnings	$ 546	$ 532	$ 630	$ 711	$ 610	$ 661	$3.34	$3.24	$3.74	$4.18	$3.55	$3.76
DTE Electric												
Chrysler Bad Debt	-	4	-	-	-	-	-	0.02	-	-	-	-
Settlement with Detroit Thermal	-	-	(3)	-	-	-	-	-	(0.02)	-	-	-
Fermi 1 Asset Retirement Obligation	-	-	-	9	-	-	-	-	-	0.05	-	-
DTE Gas												
Performance Excellence Process	4	-	(20)	-	-	-	0.03	-	(0.12)	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Chrysler Bad Debt	-	1	-	-	-	-	-	0.01	-	-	-	-
General Motors Bad Debt	-	3	-	-	-	-	-	0.02	-	-	-	-
Coke Oven Gas Settlement	-	-	-	-	7	-	-	-	-	-	0.04	-
Chicago Fuels Terminal Sale	-	-	-	-	2	-	-	-	-	-	0.01	-
Pet Coke Mill Impairment	-	-	-	-	1	-	-	-	-	-	0.01	-
Asset Impairment	-	-	-	-	-	4	-	-	-	-	-	0.02
Energy Trading												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Certain Mark to Market Transactions	-	-	-	-	-	55	-	-	-	-	-	0.31
Corporate & Other												
Antrim Hedge	13	3	-	-	-	-	0.08	0.01	-	-	-	-
Crete Sale - Tax True-up	2	-	-	-	-	-	0.01	-	-	-	-	-
Michigan Corporate Income Tax Adj.	-	-	-	(87)	-	-	-	-	-	(0.50)	-	-
Unconventional Gas												
Core Barnett Sale	(81)	-	-	-	-	-	(0.50)	-	-	-	-	-
Barnett Lease Impairment	5	-	-	-	-	-	0.03	-	-	-	-	-
Discontinued Operations	(11)	6	8	3	56	-	(0.06)	0.03	0.04	0.02	0.33	-
Synfuel												
Discontinued Operations	(20)	-	-	-	-	-	(0.12)	-	-	-	-	-
DTE Energy Operating Earnings	$ 460	$ 549	$ 615	$ 636	$ 676	$ 720	$2.83	$3.33	$3.64	$3.75	$3.94	$4.09

38

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. The term “Growth segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2008 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 39